Exhibit 99.1
Shareholder Presentation November 16, 2022 Exhibit 99.1

Safe Harbor Statement • THIS PRESENTATION CONTAINS FORWARD - LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING WILLIAM PENN BANCORPORATION’S EXPECTATIONS OR PREDICTIONS OF FUTURE FINANCIAL OR BUSINESS PERFORMANCE OR CONDITIONS. FORWARD - LOOKING STATEMENTS ARE TYPICALLY IDENTIFIED BY WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “TARGET,” “ESTIMATE,” “CONTINUE,” “POSITIONS,” “PROSPECTS” OR “POTENTIAL,” BY FUTURE CONDITIONAL VERBS “WILL,” “WOULD,” “SHOU LD, ” “COULD”, OR BY VARIATIONS OF SUCH WORDS OR BY SIMILAR EXPRESSIONS. THESE FORWARD - LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES, WHICH CHANGE OVER TIME. FORWARD - LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THEY ARE MADE AND WE ASSUME NO DUTY TO UPDATE FORWARD - LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM CURRENT PROJECTIONS. • IN ADDITION TO FACTORS PREVIOUSLY DISCLOSED IN WILLIAM PENN BANCORPORATION’S REPORTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THOSE IDENTIFIED ELSEWHERE IN THIS PRESENTATION, THE FOLLOWING FACTORS AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FORWARD - LOOKING STATEMENTS OR HISTORICAL PERFORMANCE: THE EFFECT OF THE COVID - 19 PANDEMIC INCLUDING ITS IMPACT ON OUR BORROWERS AND THEIR ABILITY TO REPAY THEIR LOANS, AND ON THE LOCAL AND NATIONAL ECONOMIES; CHANGES IN ASSET QUALITY AND CREDIT RISK; THE INABILITY TO SUSTAIN REVENUE AND EARNINGS GROWTH; OUR ABILITY TO CONTROL COSTS AND EXPENSES; CHANGES IN INTEREST RATES AND CAPITAL MARKETS; LOAN DELINQUENCY RATES; INFLATION; CUSTOMER ACCEPTANCE OF WILLIAM PENN BANK PRODUCTS AND SERVICES; CUSTOMER BORROWING, REPAYMENT, INVESTMENT AND DEPOSIT PRACTICES; CUSTOMER DISINTERMEDIATION; THE INTRODUCTION, WITHDRAWAL, SUCCESS AND TIMING OF BUSINESS INITIATIVES; COMPETITIVE CONDITIONS AND OUR ABILITY TO OFFER COMPETITIVE PRODUCTS AND PRICING; THE INABILITY TO REALIZE COST SAVINGS OR REVENUES OR TO IMPLEMENT INTEGRATION PLANS AND OTHER CONSEQUENCES ASSOCIATED WITH MERGERS, ACQUISITIONS AND DIVESTITURES; NATIONAL, REGIONAL AND LOCAL ECONOMIC CONDITIONS; AND THE IMPACT, EXTENT AND TIMING OF TECHNOLOGICAL CHANGES, CAPITAL MANAGEMENT ACTIVITIES, AND OTHER ACTIONS OF THE FEDERAL RESERVE BOARD AND OTHER LEGISLATIVE AND REGULATORY ACTIONS AND REFORMS. THESE FACTORS SHOULD BE CONSIDERED IN EVALUATING THE FORWARD - LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. • THIS PRESENTATION ALSO INCLUDES INTERIM AND UNAUDITED FINANCIAL INFORMATION THAT IS SUBJECT TO FURTHER REVIEW BY WILLIAM PENN BANCORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 2

Non - GAAP Financial Measures • THIS PRESENTATION CONTAINS FINANCIAL INFORMATION PRESENTED IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). THIS PRESENTATION ALSO CONTAINS NON - GAAP INFORMATION THAT THE COMPANY’S MANAGEMENT USES IN ITS ANALYSIS OF THE COMPANY’S FINANCIAL RESULTS. SPECIFICALLY, THE COMPANY PROVIDES MEASURES BASED ON WHAT IT BELIEVES ARE ITS OPERATING EARNINGS ON A CONSISTENT BASIS, AND EXCLUDES MATERIAL NON - ROUTINE OPERATING ITEMS WHICH AFFECT THE GAAP REPORTING OF RESULTS OF OPERATIONS. THE COMPANY’S MANAGEMENT BELIEVES THAT PROVIDING THIS INFORMATION TO ANALYSTS AND INVESTORS ALLOWS THEM TO BETTER UNDERSTAND AND EVALUATE THE COMPANY’S CORE FINANCIAL RESULTS FOR THE PERIODS PRESENTED. BECAUSE NON - GAAP FINANCIAL MEASURES ARE NOT STANDARIZED, IT MAY NOT BE POSSIBLE TO COMPARE THESE FINANCIAL MEASURES WITH OTHER COMPANIES’ NON - GAAP FINANCIAL MEASURES HAVING THE SAME OR SIMILAR NAMES. • THE COMPANY ALSO PROVIDES MEASUREMENTS AND RATIOS BASED ON TANGIBLE STOCKHOLDERS’ EQUITY. THESE MEASURES ARE COMMONLY UTILIZED BY REGULATORS AND MARKET ANALYSTS TO EVALUATE THE COMPANY’S FINANCIAL CONDITION AND, THEREFORE THE COMPANY’S MANAGEMENT TEAM BELIEVES THAT SUCH INFORMATION IS USEFUL TO INVESTORS. • A RECONCILIATION OF THE NON - GAAP MEASURES USED IN THIS PRESENTATION TO THE MOST DIRECTLY COMPARABLE GAAP MEASURES IS PROVIDED IN THE APPENDIX TO THIS PRESENTATION. 3

William Penn Bancorporation (NASDAQ: WMPN) • Core deposits totaled 78% of total deposits at September 30, 2022. The weighted average rate on deposits totaled 0.46% at September 30, 2022 • Total assets of $851 million at September 30, 2022 • Net income $1.0 million for the quarter ended September 30, 2022 compared to net income of $1.2 million for same period a year ago • Core net income totaled $1.0 million for the quarter ended September 30, 2022 compared to core net income of $846 thousand for same period a year ago (1) Strong Franchise • Headquartered in Bucks County, PA which is ranked #3 of all counties in PA in median household and per capita income (2) • Branch Office opened in Mercer County, NJ which is ranked #6 of all counties in NJ in median household and per capital income (3) • Lending market extends beyond our branch network Attractive Markets • Stock price of $11.38 as of November 4, 2022 • Book value per share was $12.50 and tangible book value per share was $12.12 as of September 30, 2022 (4) • Price to tangible book value of 94% as of September 30, 2022 • Regional peers trade at 115% Valuation (1) As used in this presentation, core net income is a non - GAAP financial measure. This non - GAAP financial measure excludes certain pre - tax adjustments and the tax impact of such adjustments, and income tax benefit adjustments. For a reconciliation of this and other non - GAAP financial measures to their comparable GAAP measures, see “Non - GAAP Reconciliation” at the end of this presentation. (2) Source: Bucksco.today and Wikipedia (3) Source: Wikipedia (4) As used in this presentation, tangible book value per share is a non - GAAP financial measure. This non - GAAP financial measure ex cludes goodwill and other intangible assets. For a reconciliation of this and other non - GAAP financial measures to their comparable GAAP measures, see “Non - GAAP Reconciliation” at the end of this presen tation. 4

Overview (as of September 30, 2022) Corporate Headquarters Bristol, PA 13 Branches 6 Bucks County, PA 2 Northeast Philadelphia, PA 5 New Jersey Market Cap* $165 million Total Loans, net $472 million Total Assets $851 million Total Deposits $600 million * As of November 4, 2022 5 • During 2022 we opened branches in Yardley and Doylestown in Bucks County, PA and Hamilton Township in Mercer County, NJ.

Executive Management Team Mr. Stephon has over 40 years of banking industry experience and previously served as President, CEO and Director of Audubon Savings Bank from October 2013 until its merger with William Penn Bank on July 1, 2018. Over the course of his career, Mr. Stephon has held a wide range of executive roles in the banking industry, including CEO at Liberty Savings Bank in Pottsville, PA and Clover Bank in Pennsauken, NJ. Alan B. Turner Executive Vice President & Chief Lending Officer Mr. Turner previously served as the Senior Vice President and Regional Commercial Manager for OceanFirst Bank, successor to Two River Community Bank, where he served as the Executive Vice President and Senior Loan Officer for 20 years. Mr. Turner began his banking career in 1987 with Chemical Bank as a Credit and Loan Review Analyst. Ms. Hannigan previously served as Senior Vice President and Corporate Controller of WSFS Bank, following the acquisition of Beneficial Bank, where she served as Senior Vice President and Chief Accounting Officer. Ms. Hannigan joined Beneficial Bank in 2007. Ms. Hannigan began her career with Coopers & Lybrand where she served as an Audit Manager in the financial services industry. Jonathan T. Logan Executive Vice President & Chief Financial Officer Mr. Logan previously served as Vice President and Corporate Controller of Beneficial Bank in Philadelphia, Pennsylvania from April 2011 to March 2019. Mr. Logan began his career with Ernst & Young where he served as an Audit Manager in the financial services industry. Mrs. Cimino is responsible for the executive management of the Bank’s retail banking function including the entire branch network, Private Banking, sales and service, and mortgage sales. Mrs. Cimino, a retail banking executive for more than 20 years, is a trusted leader, mentor and influencer. Prior to joining William Penn, Mrs. Cimino served as Senior Vice President, Regional President at Berkshire Bank. Kenneth J. Stephon Chairman, President & Chief Executive Officer Jeannine Cimino Executive Vice President & Chief Retail Officer Amy J. Hannigan Executive Vice President & Chief Operating Officer 6

Strategic Priorities • Focus on prudent capital management to “right - size” our capital base • Capital to be deployed to support organic growth • Stock repurchases and cash dividends Capital Management • Focus on growing loan portfolio with emphasis on commercial lending • Continue to improve balance sheet mix • Disciplined pricing of loans and deposits • Continued focus on operating efficiency and cost structure Improve Profitability • Maintain strong reserves • Maintain low charge - off levels • Conservative underwriting Asset Quality • Continued enhancement in technology platform to improve efficiency • Continued focus on risk management and compliance functions • Enhancing mobile and online banking capabilities Operations/Technology 7

Asset Growth 2018 Acquired Audubon Savings Bank, a savings association with $149 million in assets headquartered in Audubon, New Jersey 2020 Acquired Fidelity Savings and Loan Association of Bucks County, a savings bank with $86 million in assets headquartered in Br ist ol, PA and Washington Savings Bank, a savings bank with $159 million in assets headquartered in Philadelphia, PA 2021 Completed a second - step conversion from a mutual holding company to a stock holding company and raised $126.4 million of capital 8 $301,109 $415,829 $736,452 $822,408 $879,952 $851,495 5% 9% 14% 18% 23% 28% 0% 10% 20% 30% $- $250,000 $500,000 $750,000 $1,000,000 FY Jun-18 FY Jun-19 FY Jun-20 FY Jun-21 FY Jun-22 MRQ Sep-22 Total Assets ($ in Thousands) Assets Compound Annual Growth Rate (CAGR)

Loan Portfolio We continue to focus on commercial real estate and commercial business lending. We will continue to offer residential and consumer loans to meet the needs of our customers. 9 1 - 4 family 30% Home equity and HELOCs 7% Construction - residential 2% 1 - 4 family investor 20% Multi - family (five or more) 3% Commercial non - residential 33% Construction and land 2% Commercial 2% Consumer Loans 1% Loan Concentration September 30, 2022 $ 477M Amount Amount (in thousands) (in thousands) Residential Real Estate 1 - 4 family 144,290 $ 30% 147,061 $ 31% Home equity and HELOCs 32,235 7% 32,529 7% Construction -residential 11,630 2% 14,834 3% Commercial Real Estate 1 - 4 family investor 94,794 20% 96,850 20% Multi-family (five or more) 14,922 3% 13,069 3% Commercial non-residential 157,606 33% 158,727 33% Construction and land 7,953 2% 4,951 1% Commercial 10,932 2% 9,409 2% Consumer Loans 2,154 1% 2,239 0% Total 476,516 $ 100% 479,669 $ 100% Percent Percent June 30, 2022 September 30, 2022 Loan Portfolio

Asset Quality 10 • We continue to have strong asset quality metrics and experience low levels of net charge - offs 0.48% 0.46% 0.65% 0.74% 0.56% 0.00% 0.50% 1.00% 1.50% FY Jun-19 FY Jun-20 FY Jun-21 FY Jun-22 MRQ Sep-22 Non Performing Assets to Total Assets Non Performing Assets/Assets 0.01% 0.09% 0.01% 0.04% 0.06% 0.00% 0.10% 0.20% 0.30% FY Jun-19 FY Jun-20 FY Jun-21 FY Jun-22 MRQ Sep-22 Net Charge - Off Ratio Net Charge-Off Ratio (annualized for the quarter)

11 Securities Available For Sale • The effective duration of the available for sale portfolio is 5.3 years and the average yield is 2.67% • Cash flows from the investment portfolio estimate $27 million annually (approximately $15 million from AFS portfolio) • The increase in the unrealized loss on available for sale securities is consistent with the increase in longer term treasury rates • The unrealized losses are due to current interest rate levels relative to the Company’s cost and not credit quality $853 $1,429 $11,837 $19,944 $30,009 1.49% 1.51% 2.34% 3.01% 3.83% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $- $10,000 $20,000 $30,000 $40,000 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Unrealized Loss on Securities Available for Sale ($ in Thousands) Unrealized Loss on Securities Available For Sale 10-Year Treasury Rate

Increasing Core Deposits and Lowering Cost of Deposits • Core deposits, consisting of checking, savings and money market accounts, totaled 78% of total deposits at September 30, 2022 • Our weighted average rate on deposits totaled 0.46% at September 30, 2022 compared to 0.93% at June 30, 2020 12 0.93% 0.45% 0.31% 0.46% 0.00% 0.50% 1.00% 1.50% FY Jun-20 FY Jun-21 FY Jun-22 MRQ Sep-22 Weighted Average Cost of Deposits Weighted Average 65% 71% 78% 78% 60% 70% 80% 90% FY Jun-20 FY Jun-21 FY Jun-22 MRQ Sep-22 Core Deposits to Total Deposits Core Deposits to Total Deposits

Deposit Composition 13 Non - interest bearing checking 10% Interest bearing checking 22% Money market accounts 29% Savings and club accounts 17% Certificates of deposit 22% Deposit Concentration September 30, 2022 $600M Amount Amount (in thousands) (in thousands) Non-interest bearing checking 63,135 $ 10% 75,758 $ 12% Interest bearing checking 129,955 22% 122,675 20% Money market accounts 174,283 29% 171,316 29% Savings and club accounts 103,435 17% 105,507 17% Certificates of deposit 129,366 22% 131,361 22% Total 600,174 $ 100% 606,617 $ 100% Percent Percent September 30, 2022 June 30, 2022 Deposit Portfolio

Capital Management Capital deployment considerations include: • Stock Repurchases – We are actively repurchasing shares under our three Board approved stock repurchase programs. As of September 30, 2022, we had repurchased 1,164,288 shares of our common stock at a total cost of $13.7 million, or $11.73 per share. • Cash Dividends – Declared and paid a one - time special cash dividend of $0.30 per common share and have been paying quarterly dividends since December 2021. 14 $61,895 $76,630 $96,365 $216,926 $192,326 $181,194 $- $50,000 $100,000 $150,000 $200,000 $250,000 FY Jun-18 FY Jun-19 FY Jun-20 FY Jun-21 FY Jun-22 MRQ Sep-22 Total Consolidated Capital ($ in Thousands) 20.6% 18.4% 13.1% 26.4% 21.9% 21.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% FY Jun-18 FY Jun-19 FY Jun-20 FY Jun-21 FY Jun-22 MRQ Sep-22 Common Equity to Common Assets

William Penn Bank Community Foundation In conjunction with our initial public offering in 2008, William Penn Bank set up a Charitable Foundation to help provide funds to charities in need. Our Community Foundation focuses on programs in our local communities to improve the quality of life for people of low income, especially in crisis or at risk. Since its inception in 2008, the William Penn Community Foundation has provided in excess of $1.2 million in financial support for these types of programs. 15

Appendix

Non - GAAP Reconciliation William Penn Bancorporation and Subsidiaries Non-GAAP Reconciliation September 30, (Dollars in thousands, except share and per share data) 2022 Calculation of Tangible Book Value per Share: Total Stockholders' Equity $ 181,194 Less: Goodwill and other intangible assets 5,522 Total tangible equity (non-GAAP) $ 175,672 Total common shares outstanding 14,499,238 Book value per share (GAAP) $ 12.50 Tangible book value per share (non-GAAP) $ 12.12 September 30, September 30, (Dollars in thousands) 2022 2021 Calculation of core net income: Net income (GAAP) $ 1,027 $ 1,160 Less pre-tax adjustments: Net gain on sale of other real estate owned - - Net gain on sale of securities - (62) Net loss on disposition of premises and equipment 1 - Unrealized loss (gain) on equity securities 273 (105) Prepayment penalties - 64 Real estate tax adjustment - - Tax impact of pre-tax adjustments (63) 24 Income tax benefit adjustment (211) (235) Core net income (non-GAAP) $ 1,027 $ 846 For the Quarter Ended